UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Tesoro Logistics LP (the "Partnership") on July 29, 2013, issued a press release (the "Press Release") announcing interim financial results for the second quarter ended June 30, 2013. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K.  Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended (the "Securities Act"), unless specifically identified therein as being incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On July 29, 2013, Tesoro Logistics LP issued a press release announcing that the Partnership intends to commence a private offering of $300 million in aggregate principal amount of senior notes (the "Notes") for issuance in a private placement, not registered under the Securities Act. The proceeds of the offering will be used to repay a portion of the amounts outstanding under the Partnership's revolving credit facility, which amounts were used to fund a portion of the consideration for the Partnership's acquisition of certain marketing and storage terminals from Tesoro Refining & Marketing Company LLC, a subsidiary of Tesoro Corporation. The press release related to this announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the private offering of the Notes, the Partnership disclosed certain information to prospective investors in a preliminary offering memorandum dated July 29, 2013 (the "Preliminary Offering Memorandum"). Pursuant to Regulation FD, the Partnership is furnishing as Exhibit 99.3 the sections captioned "Certain Definitions," "The Transactions" and "Summary Historical and Pro Forma Combined Consolidated Financial and Operating Data," excerpted from the Preliminary Offering Memorandum.

The Partnership is furnishing the information in Exhibit 99.3 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Partnership's filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Partnership.

Item 8.01	Other Events.

A copy of the Partnership's press release relating to the private offering of the Notes, issued pursuant to Rule 135c of the Securities Act, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012, are attached as Exhibit 99.4 hereto.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial statements of the Partnership as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012, a copy of which is filed as Exhibit 99.4 to the Current Report on Form 8-K.

(d) Exhibits.

99.1	Press release announcing interim second quarter financial results issued on July 29, 2013, by Tesoro Logistics LP.

99.2	Press Release dated July 29, 2013.

99.3
Information contained under the sections captioned "Certain Definitions," "The Transactions" and "Summary Historical and Pro Forma Combined Consolidated Financial and Operating Data," from the Preliminary Offering Memorandum dated July 29, 2013.

99.4	Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: July 29, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
99.1	Press release announcing interim second quarter financial results issued on July 29, 2013, by Tesoro Logistics LP.

99.2	Press Release dated July 29, 2013.

99.3
Information contained under the sections captioned "Certain Definitions," "The Transactions" and "Summary Historical and Pro Forma Combined Consolidated Financial and Operating Data," from the Preliminary Offering Memorandum dated July 29, 2013.

99.4	Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012.

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